UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 25, 2008 (August 22, 2008)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10802 Parkridge Boulevard
Reston, VA 20191
(Address of principal executive offices, including zip code)

(703) 390-1899
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2008, SkyTerra Communications, Inc. ("SkyTerra"), Mobile Satellite Ventures L.P. ("MSV LP"), Mobile Satellite Ventures Subsidiary LLC ("MSV LLC"), Harbinger Capital Partners Master Fund I, Ltd. ("Harbinger Master"), Harbinger Capital Partners Special Situations Fund, L.P. ("Harbinger Special"), Harbinger Capital Partners Fund I, L.P. ("Harbinger Fund"), and Harbinger Co-Investment Fund, L.P. ("Harbinger Satellite Fund", and together with Harbinger Master, Harbinger Special and Harbinger Fund, "Harbinger") entered into a letter agreement (the "Agreement") to set forth the framework of certain amendments to the Master Contribution and Support Agreement between SkyTerra, MSV LP, MSV LLC and Harbinger, dated July 24, 2008 (the "Master Agreement"), and the Registration Rights Agreement between SkyTerra and Harbinger, dated July 24, 2008 (the "Registration Rights Agreement"). The Master Agreement and the Registration Rights Agreement will be amended to incorporate the terms of the Agreement.

Pursuant to the Agreement, SkyTerra and Harbinger have agreed to amend the Master Agreement to eliminate Harbinger's contribution to SkyTerra of any equity interests in TVCC Holding Company, LLC ("TVCC") and to eliminate SkyTerra's obligation to issue to Harbinger shares of SkyTerra common stock in exchange for such contribution. In consideration of the amendment, SkyTerra has agreed to issue 10.3 million additional shares of SkyTerra voting common stock to Harbinger if the business combination with Inmarsat plc contemplated by the Master Agreement is consummated.

The Agreement also provides that the Master Agreement will be amended so as to no longer contain any references, terms, conditions, representations, warranties, covenants, liabilities or other obligations with respect to TVCC, and that the definition of "Registrable Shares" in the Registration Rights Agreement will be amended to include the voting common stock to be issued to Harbinger pursuant to the Agreement to the extent not already included therein.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1 hereto, which is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1	Letter Agreement with respect to the Master Agreement and Registration Rights Agreement, dated August 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 25, 2008
By:  /s/ RANDY SEGAL

Name:  Randy Segal
Title:  General Counsel

EXHIBIT INDEX

Number	Description
10.1	Letter Agreement with respect to the Master Agreement and Registration Rights Agreement, dated August 22, 2008